Prospectus Supplement	November 30, 2016

Putnam Global Sector Fund
Prospectus dated February 29, 2016

The sub-section Portfolio managers - Your fund’s management in the Fund Summary section is replaced in its entirety with the following:

 Aaron Cooper, Chief Investment Officer – Equities, portfolio manager of the fund since 2011

Samuel Cox, Co-Director of Equity Research, portfolio manager of the fund since 2016

Kathryn Lakin, Co-Director of Equity Research, portfolio manager of the fund since 2016

The following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

Portfolio	Joined
managers	fund	Employer	Positions over past five years

Chief Investment Officer - Equities
		Putnam Management	Previously, Director, Global Equity
		2011–Present	Research

Fidelity Investments
Aaron Cooper	2011	2007–2011	Managing Director of Research

		Putnam Management	Co-Director of Equity Research
		2014–Present	Previously, Analyst

Fidelity Institutional
Management (f/k/a
Pyramis Global Advisors)
Samuel Cox	2016	2010–2014	Equity Analyst

Co-Director of Equity Research
		Putnam Management	Previously, Assistant Director, Global
		2012–Present	Equity Research

Fidelity Investments
Kathryn Lakin	2016	2008–2012	Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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